SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported) May 12, 2002
                           --------------------------

                          CLIP `N PIERCE FASHIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-49750                                   33-0857223
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      (Commission File Number)             (I.R.S. Employer Identification No.)

3838 Camino Del Rio North, Suite 333,
San Diego, California                                  92108

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(Address of Principal Executive Offices)            (Zip Code)

                                 (619) 280-8000
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              (Registrant's Telephone Number, Including Area Code)

                                                      Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant

Pursuant to a Share Exchange Agreement (the "Agreement"), Clip `N
Pierce Fashions, Inc., a Delaware corporation ("CNP" or the "Company"), has acquired all of the outstanding and issued shares of Danepath Ltd., a United Kingdom company ("Danepath") and Titanic Explorations Limited (BVI), a British Virgin Islands company ("TEL") from the shareholders thereof in exchange for a total of 2,333,334 shares of common stock of CNP (collectively the "Acquisition"). As a result thereof, both Danepath and TEL became wholly-owned subsidiaries of CNP.

The Acquisition was approved by a Written Consent of the Board of Directors effective as of April 22, 2002. The Acquisition was approved by a majority of the shareholders of CNP also on April 22, 2002.

As a result of said Acquisition, Argosy International, Ltd., a Turks and Caicos Islands, corporation, as the sole shareholder of both Danepath and TEL became a principal shareholder of CNP.

Item 2. Acquisition or Disposition of Assets

The Acquisition described above in Item 1 was effective as of April 22, 2002. Danepath is in the business of deep water exploration and owns and operates ships, Remote Operated Vehicles and employs a professional team who have collaborated in several successful maritime recovery projects.

The TEL assets include a proprietary library of research and intelligence on shipwrecks which define the detail of their valuable cargo. TEL is also a 50% participant in a joint venture established for the purpose of locating and recovering valuable cargo from various shipwrecks.

The Acquisition of Danepath and TEL is deemed "significant."
Accordingly, separate pro forma statements will be filed no later than seventy five (75) days after the effective date of the Acquisition.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Not applicable.

Item 6.  Resignation of Registrant's Directors

The following persons have been appointed as directors and officers of the Registrant:

                  Name                      Position

1.       John A. Upton             Director

2.       Dik Barton                Director

3.       Graham D. Jessop          President and Chief Financial Officer

4.       Andrew J. Way             Director and Secretary

Betty N. Myers and Edward F. Myers, II have resigned as directors and officers of the Registrant.

Item 7.         Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

No financial statements are filed herewith.

(b) Pro Forma Financial Information.

The required pro forma financial information relating to the Acquisition will be filed with the Securities and Exchange
Commission no later than seventy five (75) days after the consummation of the Acquisition.

(c)               Exhibits:  None.

Item 8.  Change in the Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          CLIP `N PIERCE FASHIONS, INC.



DATED: May 12, 2002                 BY:  GRAHAM D. JESSOP
                                         -----------------
                                         GRAHAM D. JESSOP
                                          President